UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY RINGDAHL, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
INSTITUTIONAL FUNDS TRUST

2022 ANNUAL REPORT

October 31, 2022

DIVERSIFIED FUND

Div 1022

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	October 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Domestic Equity Markets Overview

October 31, 2022 (Unaudited)

U.S. equities posted negative returns for the 12-month period ended October 31, 2022. The broader market, as measured by the Russell 3000® Index, posted a 16.52% loss. Smaller companies led the drawdown with the Russell 2000® Index falling 18.54%. Mid- and large-cap companies followed with losses of 17.17% and 16.38% for the Russell Midcap® and Russell 1000® indexes, respectively. On a relative basis, Value significantly outperformed Growth, with the Russell 3000® Value Index down 7.25% and the Russell 3000® Growth Index down 24.67%. The overall drawdown occurred in fits and starts due to high volatility around geopolitical risks, persistently higher-than-desired inflation, tighter monetary policy from the Federal Reserve (“Fed”) and recession worries.

The period started on a volatile note in November and December of 2021 following news of a new COVID-19 omicron variant, rising inflation and more hawkish comments from the Fed. Russia’s invasion of Ukraine in early 2022 further exacerbated supply chain issues, inflation and overall global uncertainty. Persistently higher-than-expected inflation and a clear shift from the Fed with interest rate increases drove U.S. equities lower through the first and second quarters of 2022. The market had a relief rally at the beginning of the third quarter of 2022 based on some improvement in broader inflation data and hopes that the Fed would pivot sooner rather than later. However, stocks reversed course downward as the Fed committed to continuing to raise rates. October 2022 saw a rebound on the back of solid GDP growth and hopes that the Fed was nearing their terminal rate.

With regard to monetary policy, a strong labor market combined with high inflation resulted in the Fed’s shift toward tighter monetary policy earlier in the year. The Fed began to raise rates in March 2022 with a 25 basis-point (0.25%) increase, followed by a 50 basis-point (0.50%) increase in May, and four consecutive increases of 75 basis points (0.75%) in June, July, September and November. Following the latest increase, the target for the federal funds rate is now 3.75% to 4.0%. Separately, the Fed began reducing the size of its balance sheet in June via quantitative tightening, which is projected to continue and may add upward pressure to longer-term interest rates. At period end, the consensus view was another 50 basis-point (0.50%) increase in December with a terminal rate approximating 5%.

The yield curve remained inverted as longer-term U.S. Treasuries pointed to expectations of either weak economic growth, lower inflation or a Fed pivot; shorter-term rates would indicate the Fed may continue to struggle to curb inflation and balance the tight labor market. The concern is that an inverted yield curve is often viewed as a precursor to a recession. Therefore, investors will likely be monitoring future economic data and the Fed’s policy responses while hoping for resiliency in the economy.

American Beacon Diversified FundSM

Performance Overview

October 31, 2022 (Unaudited)

Selections within the Health Care and Information Technology sectors detracted from the Fund’s performance, while selections in Energy contributed to value.

Comparison of Changes in Value of a $10,000 Investment for the period 3/24/2017 through 10/31/2022

Total Returns for the Period ended October 31, 2022

	Ticker	1 Year	3 Years	5 Years	Since Inception 03/24/2017	Value of $10,000 03/24/2017- 10/31/2022
AAL Class (2)	ZABDFX	(15.05)%	3.73%	4.01%	5.17%	$13,266

S&P 500 Index (1)		(14.61)%	10.22%	10.44%	11.32%	$18,244

1.

The S&P 500 Index is an unmanaged index of common stocks publicly traded in the U.S. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

2.

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

From a sector allocation perspective, an underweight allocation to the Communication Services sector and an overweight allocation to the Energy sector contributed the most to the Fund’s performance. Conversely, an overweight allocation to the Information Technology sector detracted from performance during the period.

Although economic and market conditions vary from period to period, the Fund’s primary strategy of investing in undervalued companies with above-average earnings growth expectations remains consistent.

American Beacon Diversified FundSM

Performance Overview

October 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Floating Rate Notes, 4.037%, Due 4/30/2024, (3 mo. Treasury money market yield - 0.075%)		3.8
U.S. Treasury Bonds, 2.875%, Due 5/15/2052		2.0
U.S. Treasury Bonds, 2.250%, Due 2/15/2052		1.8
Microsoft Corp.		1.1
U.S. Treasury Bonds, 1.875%, Due 11/15/2051		1.0
Wells Fargo & Co.		1.0
Elevance Health, Inc.		0.9
Merck & Co., Inc.		0.9
American International Group, Inc.		0.9
Hess Corp.		0.8

Total Fund Holdings	565

Sector Allocation (% Equities)
Financials		16.5
Health Care		15.3
Information Technology		15.3
Industrials		14.1
Consumer Discretionary		9.9
Energy		9.0
Materials		6.2
Consumer Staples		5.3
Communication Services		4.0
Utilities		2.6
Real Estate		1.8

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		43.8
U.S. Agency Mortgage-Backed Obligations		24.1
Financial		11.1
Asset-Backed Obligations		4.4
Utilities		3.0
Communications		2.9
Energy		2.8
Consumer, Cyclical		2.6
Consumer, Non-Cyclical		2.0
Industrial		1.2
Technology		1.1
Basic Materials		0.4
Commercial Mortgage-Backed Obligations		0.4
Foreign Sovereign Obligations		0.1
Collateralized Mortgage Obligations		0.1

American Beacon Diversified FundSM

Performance Overview

October 31, 2022 (Unaudited)

Country Allocation (% Investments)
United States	78.5
United Kingdom	3.1
Japan	2.6
France	2.4
Canada	1.9
China/Hong Kong	1.6
Netherlands	1.6
Switzerland	1.6
Germany	0.9
Denmark	0.9
Sweden	0.8
Mexico	0.5
India	0.5
Italy	0.5
Indonesia	0.4
Taiwan	0.3
Spain	0.3
Republic of Korea	0.3
Singapore	0.2
Portugal	0.2
Brazil	0.2
Finland	0.2
Ireland	0.2
South Africa	0.1
Norway	0.1
Belgium	0.1

American Beacon Diversified FundSM

Expense Examples

October 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from May 1, 2022 through October 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon Diversified FundSM

Expense Examples

October 31, 2022 (Unaudited)

American Beacon Diversified Fund

	Beginning Account Value 5/1/2022	Ending Account Value 10/31/2022	Expenses Paid During Period 5/1/2022-10/31/2022*
AAL
Actual	$1,000.00	$937.30	$2.05
Hypothetical**	$1,000.00	$1,023.09	$2.14

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.42% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Diversified FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Institutional Funds Trust and Shareholders of American Beacon Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon Diversified Fund (the “Fund”) as of October 31, 2022, the related statements of operations and of changes in net assets for the year ended October 31, 2022, including the related notes, and the financial highlights for the year ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations, the changes in its net assets, and the financial highlights for the year ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2021 and the financial highlights for each of the periods ended on or prior to October 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 30, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

December 30, 2022

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70%

Communication Services - 2.63%

Diversified Telecommunication Services - 0.17%
Telkom Indonesia Persero Tbk PT, ADRA	28,927	$804,749

Entertainment - 0.55%
Electronic Arts, Inc.	10,870	1,369,185
Warner Bros Discovery, Inc.B	96,400	1,253,200

		2,622,385

Interactive Media & Services - 0.52%
Alphabet, Inc., Class AB	16,000	1,512,160
Autohome, Inc., ADR	17,213	449,604
Tencent Holdings Ltd.C	20,400	535,291

		2,497,055

Media - 1.01%
Altice USA, Inc., Class AB	35,412	234,073
Cogeco Communications, Inc.	18,141	925,193
Comcast Corp., Class A	72,478	2,300,452
News Corp., Class A	40,600	684,922
Omnicom Group, Inc.	4,600	334,650
Paramount Global, Class B	17,300	316,936

		4,796,226

Wireless Telecommunication Services - 0.38%
T-Mobile U.S., Inc.B	7,229	1,095,627
Vodafone Group PLC, ADR	58,800	694,428

		1,790,055

Total Communication Services		12,510,470

Consumer Discretionary - 6.49%

Auto Components - 0.83%
Adient PLCB	6,800	237,864
Aptiv PLCB	5,300	482,671
Cie Generale des Etablissements Michelin SCA, ADR	94,080	1,194,816
Continental AGC	10,403	539,534
Goodyear Tire & Rubber Co.B	16,200	205,740
Magna International, Inc.	22,800	1,270,644

		3,931,269

Automobiles - 0.86%
Ferrari NVC	10,314	2,035,346
General Motors Co.	52,100	2,044,925

		4,080,271

Hotels, Restaurants & Leisure - 1.20%
Aramark	31,359	1,144,603
Booking Holdings, Inc.B	260	486,065
Compass Group PLCC	33,218	699,603
Evolution ABC D	18,059	1,687,871
Las Vegas Sands Corp.B	44,452	1,689,621

		5,707,763

Household Durables - 0.68%
Lennar Corp., Class A	22,100	1,783,470
Lennar Corp., Class B	666	43,437
Sony Group Corp., ADR	21,100	1,423,617

		3,250,524

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Consumer Discretionary - 6.49% (continued)

Internet & Direct Marketing Retail - 0.19%
Alibaba Group Holding Ltd.B C	112,000	$891,685

Leisure Products - 0.45%
Bandai Namco Holdings, Inc.A C	15,100	998,855
BRP, Inc.A	6,682	446,775
Yamaha Corp.A C	18,900	713,720

		2,159,350

Multiline Retail - 0.47%
Dollar General Corp.	8,714	2,222,506

Specialty Retail - 0.40%
Advance Auto Parts, Inc.	7,491	1,422,691
Lithia Motors, Inc.	2,418	479,126

		1,901,817

Textiles, Apparel & Luxury Goods - 1.41%
Asics Corp.C	46,000	705,879
Gildan Activewear, Inc.	16,122	508,742
Li Ning Co. Ltd.C	147,000	760,764
Lululemon Athletica, Inc.B	6,205	2,041,693
LVMH Moet Hennessy Louis Vuitton SEC	3,477	2,193,555
Shenzhou International Group Holdings Ltd.C	75,500	521,099

		6,731,732

Total Consumer Discretionary		30,876,917

Consumer Staples - 3.47%

Beverages - 1.69%
Arca Continental SAB de CV	152,900	1,249,099
Carlsberg AS, Class BC	7,994	941,265
Coca-Cola Co.	29,100	1,741,635
Coca-Cola Europacific Partners PLC	26,631	1,252,988
Constellation Brands, Inc., Class A	6,200	1,531,896
Pernod Ricard SAC	7,472	1,310,943

		8,027,826

Food & Staples Retailing - 0.34%
Kobe Bussan Co. Ltd.A C	24,900	540,288
Sysco Corp.	12,467	1,079,144

		1,619,432

Food Products - 0.40%
Nestle SAC	15,389	1,674,960
Tyson Foods, Inc., Class A	3,021	206,485

		1,881,445

Household Products - 0.32%
Procter & Gamble Co.	11,400	1,535,238

Personal Products - 0.47%
Unilever PLCC	23,154	1,053,203
Unilever PLC, ADRA	25,600	1,165,056

		2,218,259

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Consumer Staples - 3.47% (continued)

Tobacco - 0.25%
Philip Morris International, Inc.	13,116	$1,204,705

Total Consumer Staples		16,486,905

Energy - 5.89%

Energy Equipment & Services - 0.88%
Baker Hughes Co.	10,800	298,728
Halliburton Co.	60,349	2,197,910
NOV, Inc.	58,100	1,301,440
Schlumberger NV	6,900	359,007

		4,157,085

Oil, Gas & Consumable Fuels - 5.01%
APA Corp.	36,700	1,668,382
BP PLCC	296,641	1,645,688
Cenovus Energy, Inc.A	22,700	458,540
Coterra Energy, Inc.	68,500	2,132,405
Equinor ASAC	17,523	638,305
Galp Energia SGPS SAC	92,224	936,467
Hess Corp.	28,290	3,991,153
Marathon Oil Corp.	38,000	1,157,100
Murphy Oil Corp.	15,400	747,054
Ovintiv, Inc.	10,200	516,630
Petroleo Brasileiro SA, ADR	30,631	392,690
Phillips 66	38,166	3,980,332
Pioneer Natural Resources Co.	8,256	2,116,921
Reliance Industries Ltd., GDRC D	17,164	1,049,323
Shell PLC, ADR	21,900	1,218,297
Suncor Energy, Inc.	34,504	1,186,815

		23,836,102

Total Energy		27,993,187

Financials - 10.87%

Banks - 4.91%
Banco Bradesco SA, ADR	120,399	456,312
Bank Mandiri Persero Tbk PTC	1,757,500	1,189,058
Barclays PLCC	253,131	430,971
Citigroup, Inc.	67,900	3,113,894
Citizens Financial Group, Inc.	27,700	1,132,930
Commerce Bancshares, Inc.	14,950	1,059,058
Cullen/Frost Bankers, Inc.	11,200	1,736,560
DBS Group Holdings Ltd.C	41,440	1,000,597
First Citizens BancShares, Inc., Class A	612	503,137
Grupo Financiero Banorte SAB de CV, Class O	117,100	953,266
ICICI Bank Ltd., ADR	51,990	1,145,860
M&T Bank Corp.	11,215	1,888,270
Mitsubishi UFJ Financial Group, Inc., ADR	150,600	709,326
Nordea Bank AbpC	78,039	745,813
PNC Financial Services Group, Inc.	9,700	1,569,751
U.S. Bancorp	23,225	985,901
Wells Fargo & Co.	102,260	4,702,937

		23,323,641

Capital Markets - 2.12%
3i Group PLCC	51,739	687,825
Ameriprise Financial, Inc.	6,800	2,102,016
Bank of New York Mellon Corp.	32,900	1,385,419

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Financials - 10.87% (continued)

Capital Markets - 2.12% (continued)
Blackstone, Inc.	16,250	$1,481,025
Goldman Sachs Group, Inc.	5,360	1,846,574
Northern Trust Corp.	14,140	1,192,709
State Street Corp.	18,900	1,398,600

		10,094,168

Consumer Finance - 0.66%
American Express Co.	6,919	1,027,126
Capital One Financial Corp.	20,100	2,131,002

		3,158,128

Diversified Financial Services - 0.15%
Corebridge Financial, Inc.	16,500	374,055
Equitable Holdings, Inc.	11,500	352,130

		726,185

Insurance - 3.03%
AIA Group Ltd.C	223,805	1,690,108
Allstate Corp.	10,499	1,325,499
American International Group, Inc.	71,478	4,074,246
Aon PLC, Class A	10,474	2,948,326
Cincinnati Financial Corp.	14,600	1,508,472
Hartford Financial Services Group, Inc.	15,400	1,115,114
Prudential PLCC	50,125	465,222
Willis Towers Watson PLC	5,752	1,255,144

		14,382,131

Total Financials		51,684,253

Health Care - 10.05%

Biotechnology - 0.78%
Amgen, Inc.	7,500	2,027,625
CSL Ltd.A C	9,381	1,681,176

		3,708,801

Health Care Equipment & Supplies - 2.48%
Alcon, Inc.	21,100	1,280,348
Alcon, Inc.C	26,643	1,620,649
Hoya Corp.C	7,000	652,659
Medtronic PLC	33,595	2,934,187
Olympus Corp.C	57,800	1,219,564
Osstem Implant Co. Ltd.C	9,366	697,296
ResMed, Inc.	8,275	1,851,035
STERIS PLC	6,322	1,091,051
Zimmer Biomet Holdings, Inc.	3,800	430,730

		11,777,519

Health Care Providers & Services - 2.51%
Centene Corp.B	10,500	893,865
Cigna Corp.	1,800	581,508
CVS Health Corp.	21,779	2,062,471
Elevance Health, Inc.	8,157	4,460,003
HCA Healthcare, Inc.	3,500	761,145
Humana, Inc.	1,200	669,696
UnitedHealth Group, Inc.	4,552	2,527,043

		11,955,731

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Health Care - 10.05% (continued)

Life Sciences Tools & Services - 1.31%
Danaher Corp.	8,156	$2,052,621
ICON PLCB	10,542	2,085,629
Lonza Group AGC	1,755	902,225
Mettler-Toledo International, Inc.B	961	1,215,598

		6,256,073

Pharmaceuticals - 2.97%
AstraZeneca PLCC	14,210	1,667,124
Bayer AGC	13,160	692,308
GSK PLC, ADR	9,600	318,432
Merck & Co., Inc.	41,653	4,215,283
Merck KGaAC	8,024	1,308,479
Novo Nordisk AS, Class BC	21,309	2,315,761
Perrigo Co. PLC	43,763	1,762,774
SanofiC	16,797	1,450,365
Sanofi, ADR	8,600	371,778

		14,102,304

Total Health Care		47,800,428

Industrials - 9.29%

Aerospace & Defense - 0.98%
Boeing Co.B	5,500	783,805
General Dynamics Corp.	6,500	1,623,700
MTU Aero Engines AGC	2,977	533,140
Raytheon Technologies Corp.	7,900	749,078
Thales SAC	7,733	982,802

		4,672,525

Air Freight & Logistics - 0.52%
DSV ASC	5,803	784,391
FedEx Corp.	10,500	1,682,940

		2,467,331

Airlines - 0.11%
Ryanair Holdings PLC, ADRB	7,585	522,531

Commercial Services & Supplies - 0.23%
Waste Connections, Inc.	8,360	1,102,768

Construction & Engineering - 0.44%
AECOM	24,350	1,833,068
Fluor Corp.B	8,100	245,106

		2,078,174

Electrical Equipment - 0.86%
ABB Ltd.C	40,404	1,121,638
Schneider Electric SEC	9,430	1,193,413
Vertiv Holdings Co.	124,095	1,775,799

		4,090,850

Industrial Conglomerates - 1.36%
General Electric Co.	50,750	3,948,858
Hitachi Ltd.C	15,600	706,639
Honeywell International, Inc.	9,000	1,836,180

		6,491,677

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Industrials - 9.29% (continued)

Machinery - 2.56%
Atlas Copco AB, Class AA C	84,802	$905,377
CNH Industrial NV	71,900	930,386
Cummins, Inc.	4,000	978,040
Deere & Co.	5,258	2,081,221
Oshkosh Corp.	11,700	1,029,600
PACCAR, Inc.	6,900	668,127
Parker-Hannifin Corp.	6,800	1,976,216
Sandvik ABC	37,542	586,870
Stanley Black & Decker, Inc.	11,143	874,614
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	57,599	386,718
Xylem, Inc.	17,100	1,751,553

		12,168,722

Professional Services - 0.85%
Experian PLCC	62,933	2,000,335
RELX PLCC	56,537	1,519,728
TeleperformanceC	1,874	501,993

		4,022,056

Road & Rail - 0.96%
Canadian Pacific Railway Ltd.	41,428	3,085,972
JB Hunt Transport Services, Inc.	8,607	1,472,399

		4,558,371

Trading Companies & Distributors - 0.42%
Ferguson PLCC	18,335	1,997,801

Total Industrials		44,172,806

Information Technology - 10.03%

Communications Equipment - 0.49%
F5, Inc.B	11,400	1,629,174
Telefonaktiebolaget LM Ericsson, ADRA	120,700	672,299

		2,301,473

Electronic Equipment, Instruments & Components - 0.62%
Corning, Inc.	20,800	669,136
Keyence Corp.C	4,300	1,620,572
TE Connectivity Ltd.	5,500	672,265

		2,961,973

IT Services - 2.29%
Accenture PLC, Class A	5,604	1,590,975
Adyen NVB C D	1,122	1,607,284
Amadeus IT Group SAB C	26,003	1,353,610
Capgemini SEC	2,898	475,481
Cognizant Technology Solutions Corp., Class A	20,936	1,303,266
EPAM Systems, Inc.B	4,940	1,729,000
Fidelity National Information Services, Inc.	22,520	1,868,935
Fiserv, Inc.B	3,800	390,412
PayPal Holdings, Inc.B	7,000	585,060

		10,904,023

Semiconductors & Semiconductor Equipment - 3.20%
ASM International NVC	4,641	1,027,888
ASML Holding NVC	1,653	779,254
ASML Holding NV	4,252	2,008,730

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Information Technology - 10.03% (continued)

Semiconductors & Semiconductor Equipment - 3.20% (continued)
Broadcom, Inc.	3,136	$1,474,296
Disco Corp.C	4,500	1,076,846
Infineon Technologies AGC	33,289	810,484
Lasertec Corp.A C	10,800	1,538,433
Microchip Technology, Inc.	27,100	1,673,154
Micron Technology, Inc.	11,700	632,970
QUALCOMM, Inc.	19,542	2,299,312
SK Hynix, Inc.C	8,669	501,713
Taiwan Semiconductor Manufacturing Co. Ltd.C	116,000	1,395,956

		15,219,036

Software - 3.43%
Adobe, Inc.B	5,300	1,688,050
ANSYS, Inc.B	7,000	1,548,120
Atlassian Corp., Class AB	6,913	1,401,473
Autodesk, Inc.B	8,224	1,762,403
Microsoft Corp.	22,300	5,176,499
Oracle Corp.	39,415	3,077,129
Workday, Inc., Class AB	10,500	1,636,110

		16,289,784

Total Information Technology		47,676,289

Materials - 4.05%

Chemicals - 3.50%
Air Liquide SAC	12,596	1,645,274
Air Products & Chemicals, Inc.	8,444	2,114,377
Akzo Nobel NVC	12,878	793,842
Axalta Coating Systems Ltd.B	51,505	1,201,096
Corteva, Inc.	44,100	2,881,494
DuPont de Nemours, Inc.	18,073	1,033,776
Ecolab, Inc.	8,600	1,350,802
International Flavors & Fragrances, Inc.	14,785	1,443,164
Olin Corp.	17,700	937,215
RPM International, Inc.	17,300	1,636,061
Sika AGC	7,168	1,613,706

		16,650,807

Construction Materials - 0.37%
Martin Marietta Materials, Inc.	5,200	1,747,096

Containers & Packaging - 0.04%
International Paper Co.	6,100	205,021

Metals & Mining - 0.14%
Anglo American PLCC	21,860	653,926

Total Materials		19,256,850

Real Estate - 1.22%

Equity Real Estate Investment Trusts (REITs) - 1.04%
Crown Castle International Corp.	10,600	1,412,556
Equity LifeStyle Properties, Inc.	14,700	940,212
VICI Properties, Inc.	80,133	2,565,859

		4,918,627

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

COMMON STOCKS - 65.70% (continued)

Real Estate - 1.22% (continued)

Real Estate Management & Development - 0.18%
ESR Group Ltd.C D	502,000	$857,987

Total Real Estate		5,776,614

Utilities - 1.71%

Electric Utilities - 0.99%
Pinnacle West Capital Corp.	21,218	1,426,062
PPL Corp.	59,500	1,576,155
Xcel Energy, Inc.	26,250	1,709,138

		4,711,355

Gas Utilities - 0.44%
Atmos Energy Corp.	15,850	1,688,817
ENN Energy Holdings Ltd.C	39,200	388,845

		2,077,662

Independent Power & Renewable Electricity Producers - 0.11%
China Longyuan Power Group Corp. Ltd., Class HC	484,000	553,801

Multi-Utilities - 0.17%
Engie SAC	61,779	802,481

Total Utilities		8,145,299

Total Common Stocks (Cost $283,056,956)		312,380,018

	Principal Amount

CORPORATE OBLIGATIONS - 7.82%

Basic Materials - 0.05%

Chemicals - 0.03%
EI du Pont de Nemours & Co., 1.700%, Due 7/15/2025	$180,000	164,754

Forest Products & Paper - 0.02%
International Paper Co., 6.000%, Due 11/15/2041	100,000	93,062

Total Basic Materials		257,816

Communications - 0.88%

Internet - 0.30%
Amazon.com, Inc., 3.875%, Due 8/22/2037	335,000	284,131
Meta Platforms, Inc., 4.450%, Due 8/15/2052D	1,524,000	1,126,404

		1,410,535

Media - 0.15%
Charter Communications Operating LLC/Charter Communications Operating Capital,
2.800%, Due 4/1/2031	160,000	121,192
3.500%, Due 3/1/2042	125,000	77,783
3.700%, Due 4/1/2051	180,000	107,115
Comcast Corp.,
3.400%, Due 4/1/2030	195,000	171,740
1.950%, Due 1/15/2031	185,000	143,280
2.887%, Due 11/1/2051	166,000	99,259

		720,369

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.82% (continued)

Communications - 0.88% (continued)

Telecommunications - 0.43%
AT&T, Inc.,
2.250%, Due 2/1/2032	$180,000	$135,232
2.550%, Due 12/1/2033	520,000	382,773
T-Mobile USA, Inc.,
3.875%, Due 4/15/2030	745,000	657,547
5.650%, Due 1/15/2053	584,000	536,452
Verizon Communications, Inc.,
4.500%, Due 8/10/2033	85,000	75,651
3.400%, Due 3/22/2041	345,000	244,490

		2,032,145

Total Communications		4,163,049

Consumer, Cyclical - 0.82%

Airlines - 0.02%
American Airlines Pass-Through Trust, 3.150%, Due 8/15/2033, Series AA	108,054	88,391

Auto Manufacturers - 0.33%
American Honda Finance Corp., 2.000%, Due 3/24/2028	145,000	121,824
General Motors Co.,
5.600%, Due 10/15/2032	870,000	788,862
5.200%, Due 4/1/2045	460,000	353,830
Toyota Motor Credit Corp., 2.500%, Due 3/22/2024	335,000	323,658

		1,588,174

Auto Parts & Equipment - 0.04%
Aptiv PLC/Aptiv Corp., 3.250%, Due 3/1/2032	250,000	199,222

Home Furnishings - 0.02%
Whirlpool Corp., 4.600%, Due 5/15/2050	145,000	104,445

Lodging - 0.04%
Marriott International, Inc., 5.000%, Due 10/15/2027	185,000	178,002

Retail - 0.37%
AutoNation, Inc., 3.850%, Due 3/1/2032	280,000	217,668
Lowe’s Cos., Inc., 5.625%, Due 4/15/2053	1,109,000	994,740
Starbucks Corp., 2.550%, Due 11/15/2030	470,000	383,426
Tractor Supply Co., 1.750%, Due 11/1/2030	185,000	137,188

		1,733,022

Total Consumer, Cyclical		3,891,256

Consumer, Non-Cyclical - 0.47%

Agriculture - 0.02%
Cargill, Inc., 1.375%, Due 7/23/2023D	120,000	116,789

Biotechnology - 0.02%
Amgen, Inc., 4.400%, Due 5/1/2045	140,000	112,569

Commercial Services - 0.09%
Moody’s Corp., 2.550%, Due 8/18/2060	180,000	91,660
Quanta Services, Inc.,
2.900%, Due 10/1/2030	275,000	216,802
3.050%, Due 10/1/2041	190,000	115,773

		424,235

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.82% (continued)

Consumer, Non-Cyclical - 0.47% (continued)

Food - 0.02%
Mondelez International, Inc., 1.500%, Due 2/4/2031	$145,000	$106,709

Health Care - Services - 0.20%
Children’s Health System of Texas, 2.511%, Due 8/15/2050	150,000	82,845
Community Health Network, Inc., 3.099%, Due 5/1/2050, Series 20 A	240,000	140,540
Health Care Service Corp. A Mutual Legal Reserve Co., 3.200%, Due 6/1/2050D	105,000	66,660
Kaiser Foundation Hospitals, 3.002%, Due 6/1/2051, Series 2021	130,000	79,949
UnitedHealth Group, Inc.,
3.875%, Due 12/15/2028	400,000	371,837
5.875%, Due 2/15/2053	190,000	193,428

		935,259

Pharmaceuticals - 0.12%
AbbVie, Inc.,
4.450%, Due 5/14/2046	130,000	103,576
4.875%, Due 11/14/2048	255,000	217,265
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029	76,000	68,989
CVS Health Corp., 4.300%, Due 3/25/2028	107,000	100,350
Viatris, Inc., 3.850%, Due 6/22/2040	120,000	74,564

		564,744

Total Consumer, Non-Cyclical		2,260,305

Energy - 0.84%

Oil & Gas - 0.46%
Chevron USA, Inc., 2.343%, Due 8/12/2050	130,000	76,555
ConocoPhillips Co., 2.125%, Due 3/8/2024	360,000	346,571
Devon Energy Corp., 7.875%, Due 9/30/2031	160,000	175,933
Diamondback Energy, Inc.,
3.125%, Due 3/24/2031	330,000	269,415
6.250%, Due 3/15/2033	780,000	782,101
4.250%, Due 3/15/2052	220,000	158,142
Hess Corp.,
7.875%, Due 10/1/2029	60,000	64,982
7.300%, Due 8/15/2031	100,000	105,637
Phillips 66 Co., 3.750%, Due 3/1/2028D	155,000	139,138
Pioneer Natural Resources Co., 2.150%, Due 1/15/2031	90,000	69,554

		2,188,028

Pipelines - 0.38%
Cheniere Corpus Christi Holdings LLC, 2.742%, Due 12/31/2039	158,000	116,134
Gray Oak Pipeline LLC, 2.000%, Due 9/15/2023D	190,000	183,892
Kinder Morgan, Inc., 4.800%, Due 2/1/2033	85,000	75,844
MPLX LP,
1.750%, Due 3/1/2026	230,000	200,480
4.125%, Due 3/1/2027	145,000	134,393
ONEOK, Inc., 4.550%, Due 7/15/2028	175,000	158,757
Sabine Pass Liquefaction LLC,
4.200%, Due 3/15/2028	455,000	414,709
4.500%, Due 5/15/2030	130,000	118,625
Williams Cos., Inc.,
2.600%, Due 3/15/2031	325,000	254,407
5.400%, Due 3/4/2044	170,000	143,677

		1,800,918

Total Energy		3,988,946

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.82% (continued)

Financial - 3.12%

Banks - 2.25%
Bank of America Corp.,
2.592%, Due 4/29/2031, (Secured Overnight Financing Rate + 2.150%)E	$180,000	$142,001
2.299%, Due 7/21/2032, (Secured Overnight Financing Rate + 1.220%)E	465,000	344,018
2.482%, Due 9/21/2036, (5 yr. CMT + 1.200%)E	145,000	103,541
2.676%, Due 6/19/2041, (Secured Overnight Financing Rate + 1.930%)E	205,000	129,432
5.000%, Due 1/21/2044	185,000	157,767
4.083%, Due 3/20/2051, (3 mo. USD LIBOR + 3.150%)E	1,900,000	1,405,686
Citigroup, Inc.,
1.281%, Due 11/3/2025, (Secured Overnight Financing Rate + 0.528%)E	105,000	95,120
4.412%, Due 3/31/2031, (Secured Overnight Financing Rate + 3.914%)E	695,000	618,600
3.785%, Due 3/17/2033, (Secured Overnight Financing Rate + 1.939%)E	660,000	546,175
4.281%, Due 4/24/2048, (3 mo. USD LIBOR + 1.839%)E	70,000	53,290
4.650%, Due 7/23/2048	160,000	127,745
Goldman Sachs Group, Inc.,
5.699%, Due 11/1/2024	1,330,000	1,328,990
1.431%, Due 3/9/2027, (Secured Overnight Financing Rate + 0.798%)E	430,000	367,791
1.542%, Due 9/10/2027, (Secured Overnight Financing Rate + 0.818%)E	290,000	243,308
2.615%, Due 4/22/2032, (Secured Overnight Financing Rate + 1.281%)E	180,000	137,323
JPMorgan Chase & Co.,
2.301%, Due 10/15/2025, (Secured Overnight Financing Rate + 1.160%)E	485,000	452,247
3.782%, Due 2/1/2028, (3 mo. USD LIBOR + 1.337%)E	265,000	241,118
2.963%, Due 1/25/2033, (Secured Overnight Financing Rate + 1.260%)E	270,000	210,731
4.912%, Due 7/25/2033, (Secured Overnight Financing Rate + 2.080%)E	840,000	767,662
3.882%, Due 7/24/2038, (3 mo. USD LIBOR + 1.360%)E	230,000	178,862
4.260%, Due 2/22/2048, (3 mo. USD LIBOR + 1.580%)E	90,000	69,510
3.109%, Due 4/22/2051, (Secured Overnight Financing Rate + 2.440%)E	130,000	80,788
3.328%, Due 4/22/2052, (Secured Overnight Financing Rate + 1.580%)E	920,000	594,037
Morgan Stanley,
3.591%, Due 7/22/2028, (3 mo. USD LIBOR + 1.340%)E	295,000	264,323
1.794%, Due 2/13/2032, (Secured Overnight Financing Rate + 1.034%)E	265,000	190,925
2.239%, Due 7/21/2032, (Secured Overnight Financing Rate + 1.178%)E	180,000	133,109
0.864%, Due 10/21/2025, Series I, (Secured Overnight Financing Rate + 0.745%)E	295,000	266,013
Northern Trust Corp., 6.125%, Due 11/2/2032	180,000	179,980
PNC Financial Services Group, Inc., 3.400%, Due 9/15/2026, Series T, (5 yr. CMT + 2.595%)E F	215,000	160,444
State Street Corp.,
2.354%, Due 11/1/2025, (Secured Overnight Financing Rate + 0.940%)E	260,000	244,280
2.200%, Due 3/3/2031	130,000	99,617
Truist Financial Corp., 1.267%, Due 3/2/2027, (Secured Overnight Financing Rate + 0.609%)E	160,000	138,021
U.S. Bancorp, 4.967%, Due 7/22/2033, (Secured Overnight Financing Rate + 2.110%)E	180,000	163,758
Wells Fargo & Co.,
2.572%, Due 2/11/2031, (Secured Overnight Financing Rate + 1.262%)E	420,000	334,370
5.375%, Due 11/2/2043	150,000	126,846

		10,697,428

Diversified Financial Services - 0.30%
American Express Co., 4.200%, Due 11/6/2025	230,000	223,134
Blue Owl Finance LLC, 3.125%, Due 6/10/2031D	630,000	456,759
Charles Schwab Corp.,
0.750%, Due 3/18/2024	150,000	141,491
3.250%, Due 5/22/2029	180,000	158,934
CME Group, Inc., 2.650%, Due 3/15/2032	365,000	293,360
Intercontinental Exchange, Inc., 4.950%, Due 6/15/2052	175,000	149,661

		1,423,339

Insurance - 0.11%
Berkshire Hathaway Finance Corp., 3.850%, Due 3/15/2052	135,000	98,689
CNA Financial Corp., 4.500%, Due 3/1/2026	225,000	216,981

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.82% (continued)

Financial - 3.12% (continued)

Insurance - 0.11% (continued)
Fidelity National Financial, Inc., 3.200%, Due 9/17/2051	$145,000	$77,315
Progressive Corp., 2.500%, Due 3/15/2027	180,000	160,582

		553,567

Investment Companies - 0.13%
Golub Capital BDC, Inc., 2.500%, Due 8/24/2026	745,000	619,909

REITS - 0.33%
Alexandria Real Estate Equities, Inc., 1.875%, Due 2/1/2033	145,000	100,242
American Tower Corp., 2.300%, Due 9/15/2031	250,000	185,868
Camden Property Trust, 3.150%, Due 7/1/2029	140,000	119,899
Crown Castle, Inc.,
3.800%, Due 2/15/2028	155,000	139,677
2.900%, Due 4/1/2041	135,000	85,035
Digital Realty Trust LP, 3.700%, Due 8/15/2027	190,000	172,163
Equinix, Inc., 2.500%, Due 5/15/2031	531,000	403,977
Prologis LP, 1.250%, Due 10/15/2030	135,000	98,722
Public Storage, 2.250%, Due 11/9/2031	335,000	256,922

		1,562,505

Total Financial		14,856,748

Industrial - 0.33%

Aerospace/Defense - 0.10%
Boeing Co.,
2.750%, Due 2/1/2026	210,000	189,349
5.805%, Due 5/1/2050	185,000	158,535
Northrop Grumman Corp., 3.850%, Due 4/15/2045	190,000	143,426

		491,310

Building Materials - 0.03%
Martin Marietta Materials, Inc., 0.650%, Due 7/15/2023	120,000	116,076

Environmental Control - 0.06%
Waste Connections, Inc.,
2.200%, Due 1/15/2032	150,000	115,297
4.200%, Due 1/15/2033	185,000	167,132

		282,429

Miscellaneous Manufacturing - 0.02%
Carlisle Cos., Inc., 2.200%, Due 3/1/2032	145,000	106,517

Packaging & Containers - 0.05%
Amcor Flexibles North America, Inc., 2.690%, Due 5/25/2031	110,000	84,420
Berry Global, Inc., 1.650%, Due 1/15/2027	210,000	173,000

		257,420

Transportation - 0.07%
Burlington Northern Santa Fe LLC, 4.450%, Due 1/15/2053	185,000	154,233
FedEx Corp., 3.250%, Due 5/15/2041	125,000	82,595
Union Pacific Corp., 4.100%, Due 9/15/2067	135,000	97,274

		334,102

Total Industrial		1,587,854

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 7.82% (continued)

Technology - 0.37%

Computers - 0.22%
Apple, Inc., 3.950%, Due 8/8/2052	$175,000	$138,324
Dell International LLC/EMC Corp.,
5.300%, Due 10/1/2029	410,000	383,565
3.375%, Due 12/15/2041D	630,000	389,735
3.450%, Due 12/15/2051D	195,000	109,781

		1,021,405

Semiconductors - 0.08%
Entegris Escrow Corp., 4.750%, Due 4/15/2029D	190,000	167,943
Lam Research Corp.,
3.750%, Due 3/15/2026	80,000	76,684
1.900%, Due 6/15/2030	180,000	140,935

		385,562

Software - 0.07%
Oracle Corp., 4.300%, Due 7/8/2034	243,000	199,661
VMware, Inc., 2.200%, Due 8/15/2031	180,000	130,891

		330,552

Total Technology		1,737,519

Utilities - 0.94%

Electric - 0.84%
American Electric Power Co., Inc., 2.031%, Due 3/15/2024	320,000	305,429
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	70,000	53,980
Consumers Energy Co., 2.500%, Due 5/1/2060	155,000	80,801
Dominion Energy, Inc., 3.375%, Due 4/1/2030, Series C	180,000	154,376
DTE Energy Co., 1.050%, Due 6/1/2025, Series F	275,000	245,358
Duke Energy Corp., 2.650%, Due 9/1/2026	220,000	198,883
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	255,000	197,779
Duke Energy Progress NC Storm Funding LLC, 2.387%, Due 7/1/2039, Series A 2	715,000	556,393
Entergy Arkansas LLC, 3.350%, Due 6/15/2052	115,000	74,313
Entergy Corp., 2.800%, Due 6/15/2030	115,000	92,215
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	137,000	119,401
Exelon Corp., 4.050%, Due 4/15/2030	180,000	161,437
Florida Power & Light Co., 3.950%, Due 3/1/2048	120,000	92,500
Kentucky Utilities Co., 3.300%, Due 6/1/2050	185,000	121,132
National Rural Utilities Cooperative Finance Corp.,
1.000%, Due 10/18/2024, Series D	180,000	165,515
5.450%, Due 10/30/2025	220,000	220,851
Northern States Power Co., 2.600%, Due 6/1/2051	185,000	109,603
Ohio Power Co., 2.600%, Due 4/1/2030, Series P	160,000	130,933
Oklahoma Gas & Electric Co., 0.553%, Due 5/26/2023	215,000	209,580
Sempra Energy, 3.300%, Due 4/1/2025	335,000	317,000
Vistra Operations Co. LLC, 5.125%, Due 5/13/2025D	385,000	371,788

		3,979,267

Gas - 0.10%
National Fuel Gas Co., 3.950%, Due 9/15/2027	225,000	198,635
Sempra Global, 3.250%, Due 1/15/2032D	205,000	160,298
Southern California Gas Co., 2.550%, Due 2/1/2030	135,000	111,478

		470,411

Total Utilities		4,449,678

Total Corporate Obligations (Cost $43,799,971)		37,193,171

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 0.73%

Basic Materials - 0.08%

Mining - 0.08%
Glencore Funding LLC, 2.625%, Due 9/23/2031D	$135,000	$101,146
Southern Copper Corp.,
5.250%, Due 11/8/2042	60,000	51,999
5.875%, Due 4/23/2045	60,000	55,650
Teck Resources Ltd., 6.000%, Due 8/15/2040	210,000	184,250

		393,045

Total Basic Materials		393,045

Communications - 0.03%

Telecommunications - 0.03%
TELUS Corp., 3.400%, Due 5/13/2032	160,000	131,012

Consumer, Non-Cyclical - 0.15%

Agriculture - 0.07%
BAT Capital Corp., 2.259%, Due 3/25/2028	290,000	229,734
Reynolds American, Inc., 5.700%, Due 8/15/2035	135,000	113,920

		343,654

Beverages - 0.08%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, Due 2/1/2046	100,000	85,446
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	110,000	93,698
5.550%, Due 1/23/2049	80,000	75,200
Coca-Cola Femsa SAB de CV, 1.850%, Due 9/1/2032	150,000	108,838

		363,182

Total Consumer, Non-Cyclical		706,836

Energy - 0.06%

Oil & Gas - 0.02%
TotalEnergies Capital International SA, 3.127%, Due 5/29/2050	185,000	121,539

Pipelines - 0.04%
Enbridge, Inc., 2.500%, Due 2/14/2025	190,000	177,479

Total Energy		299,018

Financial - 0.37%

Banks - 0.32%
Barclays PLC, 2.894%, Due 11/24/2032, (1 yr. CMT + 1.300%)E	295,000	208,689
Deutsche Bank AG,
2.311%, Due 11/16/2027, (Secured Overnight Financing Rate + 1.219%)E	200,000	159,202
2.552%, Due 1/7/2028, (Secured Overnight Financing Rate + 1.318%)E	210,000	167,140
Mitsubishi UFJ Financial Group, Inc., 2.193%, Due 2/25/2025	180,000	165,985
Royal Bank of Canada, 2.250%, Due 11/1/2024	350,000	328,753
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	525,000	510,332

		1,540,101

Financial Services - 0.05%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, Due 10/29/2028	275,000	222,034

Total Financial		1,762,135

Industrial - 0.04%

Transportation - 0.04%
Canadian Pacific Railway Co., 3.100%, Due 12/2/2051	255,000	161,459

Total Foreign Corporate Obligations (Cost $4,244,909)		3,453,505

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 0.04%
Mexico Government International Bonds, 4.600%, Due 1/23/2046	$160,000	$117,243
Panama Government International Bonds, 3.160%, Due 1/23/2030	95,000	77,977

Total Foreign Sovereign Obligations (Cost $267,139)		195,220

ASSET-BACKED OBLIGATIONS 1.39%
Ally Auto Receivables Trust, 3.310%, Due 11/15/2026, 2022 1 A3	320,000	310,222
AmeriCredit Automobile Receivables Trust,
0.370%, Due 8/18/2025, 2021 1 A3	156,205	153,108
0.340%, Due 12/18/2026, 2021 2 A3	200,000	192,742
4.380%, Due 4/18/2028, 2021 2 A3	265,000	258,968
BMW Vehicle Owner Trust, 3.210%, Due 8/25/2026, 2022 A A3	170,000	164,369
Capital One Multi-Asset Execution Trust, 0.550%, Due 7/15/2026, 2021 A1 A1	325,000	301,729
CNH Equipment Trust,
1.160%, Due 6/16/2025, 2020 A A3	97,926	96,181
0.400%, Due 12/15/2025, 2021 A A3	240,000	229,747
Ford Credit Auto Lease Trust, 3.230%, Due 5/15/2025, 2022 2 A3	420,000	409,491
Ford Credit Auto Owner Trust, 1.530%, Due 5/15/2034, 2021 2 AD	300,000	259,532
GM Financial Automobile Leasing Trust,
1.900%, Due 3/20/2025, 2022 1 A3	290,000	278,344
4.010%, Due 9/22/2025, 2022-3 A3	275,000	269,367
GM Financial Consumer Automobile Receivables Trust, 1.490%, Due 12/16/2024, 2020 2 A3	32,072	31,689
GM Financial Revolving Receivables Trust, 1.170%, Due 6/12/2034, 2021 1 AD	245,000	209,738
Honda Auto Receivables Owner Trust, 1.880%, Due 5/15/2026, 2022 1 A3	325,000	307,601
John Deere Owner Trust,
2.320%, Due 9/16/2026, 2022 A A3	250,000	237,603
3.740%, Due 2/16/2027, 2022 B A3	300,000	291,520
Mercedes-Benz Auto Lease Trust, 0.400%, Due 11/15/2024, 2021 B A3	435,000	418,861
New Economy Assets Phase 1 Sponsor LLC, 1.910%, Due 10/20/2061, 2021 1 A1D	345,000	288,948
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	53,733	53,025
Taco Bell Funding LLC, 2.294%, Due 8/25/2051, 2021 1A A2IID	277,900	216,482
Toyota Auto Loan Extended Note Trust, 1.350%, Due 5/25/2033, 2020 1A AD	285,000	256,069
Toyota Auto Receivables Owner Trust,
1.360%, Due 8/15/2024, 2020 B A3	103,978	102,656
1.230%, Due 6/15/2026, 2022 A A3	260,000	245,655
Verizon Master Trust, 0.500%, Due 5/20/2027, 2021 1 A	580,000	539,082
Volkswagen Auto Loan Enhanced Trust, 1.020%, Due 6/22/2026, 2021 1 A3	295,000	278,173
Wendy’s Funding LLC, 2.370%, Due 6/15/2051, 2021 1A A2ID	276,500	214,915

Total Asset-Backed Obligations (Cost $7,116,578)		6,615,817

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.03% (Cost $126,434)
Residential Mortgage Loan Trust, 2.633%, Due 9/25/2059, 2019 3 A1D G	129,459	125,072

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.13%
BX Commercial Mortgage Trust, 4.112%, Due 9/15/2036, 2021 VOLT A, (1 mo. USD LIBOR + 0.700%)D E	385,000	365,709
Cold Storage Trust, 4.312%, Due 11/15/2037, 2020 ICE5 A, (1 mo. USD LIBOR + 0.900%)D E	265,407	257,291

Total Commercial Mortgage-Backed Obligations (Cost $650,407)		623,000

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.59%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	69,942	67,617
3.000%, Due 11/1/2032	93,659	86,561
2.500%, Due 6/1/2035	184,836	166,882
2.000%, Due 3/1/2036	595,241	523,695
2.000%, Due 10/1/2040	287,989	238,358
2.000%, Due 1/1/2041	525,121	434,617
2.500%, Due 9/1/2041	520,141	441,865
2.500%, Due 11/1/2041	299,783	253,369

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.59% (continued)
Federal Home Loan Mortgage Corp., (continued)
3.500%, Due 5/1/2042	$426,380	$380,373
4.000%, Due 6/1/2042	843,477	777,643
3.000%, Due 4/1/2047	333,547	289,524
3.500%, Due 1/1/2048	187,080	168,340
4.000%, Due 4/1/2048	149,946	139,104
3.000%, Due 8/1/2048	235,226	203,065
3.000%, Due 11/1/2049	380,247	325,499
2.500%, Due 7/1/2050	317,798	262,843
2.500%, Due 11/1/2051	460,879	380,569
2.500%, Due 5/1/2052	649,701	535,016
4.000%, Due 6/1/2052	4,008,601	3,652,288
5.000%, Due 6/1/2052	158,518	152,963
Federal National Mortgage Association,
3.500%, Due 1/1/2028G	26,230	25,313
4.500%, Due 4/1/2034	65,790	62,937
3.000%, Due 10/1/2034	172,897	159,467
2.000%, Due 11/1/2035G	428,913	377,412
2.000%, Due 12/1/2035G	195,422	171,944
2.000%, Due 1/1/2036G	304,948	268,309
2.500%, Due 4/1/2036	337,455	306,067
2.000%, Due 5/1/2036	104,636	92,053
2.000%, Due 6/1/2036	235,613	207,282
3.500%, Due 6/1/2037	102,357	94,999
5.500%, Due 6/1/2038	12,939	13,204
5.000%, Due 5/1/2040	68,951	68,956
5.000%, Due 6/1/2040	49,918	49,922
2.000%, Due 5/1/2041	574,153	473,783
2.500%, Due 11/1/2041	341,683	288,781
5.000%, Due 3/1/2042G	29,930	29,932
3.500%, Due 7/1/2043	66,296	60,102
4.000%, Due 11/1/2044G	46,900	43,950
4.000%, Due 7/1/2045	328,504	306,770
3.500%, Due 8/1/2045	35,021	31,545
3.500%, Due 5/1/2046	81,456	73,364
3.000%, Due 6/1/2046	235,666	204,928
4.000%, Due 7/1/2046	97,910	91,751
3.000%, Due 10/1/2046	181,400	157,485
3.000%, Due 11/1/2046	256,062	222,211
3.500%, Due 11/1/2046	334,489	301,432
3.000%, Due 12/1/2046G	158,622	137,882
3.500%, Due 3/1/2047	36,184	32,558
4.500%, Due 7/1/2047	21,058	20,087
4.500%, Due 8/1/2047	69,791	66,710
3.500%, Due 9/1/2047	87,628	78,783
4.000%, Due 3/1/2048	131,696	121,612
4.500%, Due 7/1/2048G	77,473	74,082
4.500%, Due 7/1/2048	48,705	46,600
4.500%, Due 3/1/2049	146,712	140,236
4.500%, Due 10/1/2049	135,143	128,261
4.000%, Due 11/1/2049	291,875	269,265
2.500%, Due 6/1/2050	279,059	231,339
2.500%, Due 8/1/2050G	314,819	260,412
2.500%, Due 8/1/2050	431,411	356,185
3.000%, Due 8/1/2050	254,999	218,137
2.500%, Due 9/1/2050	284,971	235,279
2.500%, Due 10/1/2050G	117,727	97,046
3.000%, Due 10/1/2050G	485,971	415,898
3.000%, Due 11/1/2050G	749,715	641,178

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 7.59% (continued)
Federal National Mortgage Association, (continued)
2.500%, Due 2/1/2051G	$915,240	$755,301
2.000%, Due 3/1/2051G	1,479,201	1,177,274
2.000%, Due 4/1/2051G	602,729	481,723
3.000%, Due 5/1/2051G	367,356	315,883
3.000%, Due 6/1/2051	156,633	133,673
3.500%, Due 6/1/2051G	447,547	395,254
3.500%, Due 7/1/2051G	818,053	727,687
3.000%, Due 11/1/2051G	515,851	439,875
2.500%, Due 2/1/2052	1,584,516	1,304,175
4.000%, Due 5/1/2052G	409,081	374,524
4.000%, Due 6/1/2052	4,013,954	3,657,988
Government National Mortgage Association,
5.000%, Due 10/15/2039	49,906	50,040
3.500%, Due 9/15/2041	114,347	105,034
3.500%, Due 8/20/2047	38,261	34,772
3.500%, Due 10/20/2047	45,385	41,243
4.000%, Due 12/20/2047	85,827	80,405
4.000%, Due 1/20/2048	80,327	75,253
5.000%, Due 1/20/2050	130,941	128,435
4.500%, Due 2/20/2050	83,280	79,902
5.000%, Due 2/20/2050	43,934	43,344
2.500%, Due 4/20/2050	556,633	474,599
2.500%, Due 6/20/2051	544,329	462,520
3.000%, Due 6/20/2051	795,038	694,864
2.500%, Due 7/20/2051	698,289	593,251
3.000%, Due 8/20/2051	446,042	393,302
2.500%, Due 11/20/2051	323,281	274,773
3.000%, Due 12/20/2051	862,506	753,683
3.500%, Due 1/20/2052	328,443	296,101
4.000%, Due 3/20/2052	641,021	591,465
3.000%, Due 6/20/2052	299,446	260,700
5.500%, Due 10/20/2052	3,660,000	3,661,525

Total U.S. Agency Mortgage-Backed Obligations (Cost $41,138,524)		36,094,208

U.S. TREASURY OBLIGATIONS 13.80%
U.S. Treasury Bonds,
2.250%, Due 5/15/2041	1,605,000	1,152,967
1.750%, Due 8/15/2041	560,000	364,022
1.375%, Due 8/15/2050	4,210,000	2,231,793
2.000%, Due 8/15/2051	5,620,000	3,522,818
1.875%, Due 11/15/2051	7,770,000	4,706,920
2.250%, Due 2/15/2052	12,785,000	8,527,995
2.875%, Due 5/15/2052	12,205,000	9,422,641
3.000%, Due 8/15/2052	4,970,000	3,957,362
U.S. Treasury Floating Rate Notes,
4.037%, Due 4/30/2024, (3 mo. Treasury money market yield - 0.075%)E	17,890,000	17,862,713
4.149%, Due 7/31/2024, (3 mo. Treasury money market yield + 0.037%)E	2,740,000	2,737,102
U.S. Treasury Notes,
1.250%, Due 7/31/2023	2,030,000	1,979,409
1.250%, Due 8/31/2024	3,535,000	3,329,252
1.125%, Due 2/28/2025	2,315,000	2,144,269
1.500%, Due 1/31/2027	2,120,000	1,888,622
1.500%, Due 2/15/2030	2,125,000	1,779,189

Total U.S. Treasury Obligations (Cost $76,767,738)		65,607,074

	Shares

SHORT-TERM INVESTMENTS 2.79% (Cost $13,241,950)

Investment Companies - 2.79%
American Beacon U.S. Government Money Market Select Fund, 2.89%H I	13,241,950	13,241,950

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

	Shares	Fair Value

SECURITIES LENDING COLLATERAL - 0.47% (Cost $2,251,174)

Investment Companies - 0.47%
American Beacon U.S. Government Money Market Select Fund, 2.89%H I	2,251,174	$2,251,174

TOTAL INVESTMENTS - 100.49% (Cost $472,661,780)		477,780,209
LIABILITIES, NET OF OTHER ASSETS - (0.49%)		(2,325,482)

TOTAL NET ASSETS - 100.00%		$475,454,727

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2022 (Note 9).

B Non-income producing security.

C Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $74,822,354 or 15.74% of net assets.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,786,554 or 2.27% of net assets. The Fund has no right to demand registration of these securities.

E Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2022.

F Perpetual maturity. The date shown, if any, is the next call date.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

ADR - American Depositary Receipt.

BDC - Business Development Company.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

SOFR - Secured Overnight Financing Rate.

USD - United States Dollar.

Long Futures Contracts Open on October 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	24	December 2022	$4,716,985	$4,659,600	$(57,385)
ICE U.S. mini MSCI EAFE Index Futures	23	December 2022	2,111,247	2,019,285	(91,962)
ICE U.S. MSCI Emerging Markets EM Index Futures	22	December 2022	1,044,031	938,960	(105,071)

			$7,872,263	$7,617,845	$(254,418)

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.

Exchange Abbreviations:
CME	Chicago Mercantile Exchange.
ICE	Intercontinental Exchange.

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2022, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$237,557,664	$74,822,354	$-	$312,380,018
Corporate Obligations	-	37,193,171	-	37,193,171
Foreign Corporate Obligations	-	3,453,505	-	3,453,505
Foreign Sovereign Obligations	-	195,220	-	195,220
Asset-Backed Obligations	-	6,615,817	-	6,615,817
Collateralized Mortgage Obligations	-	125,072	-	125,072
Commercial Mortgage-Backed Obligations	-	623,000	-	623,000
U.S. Agency Mortgage-Backed Obligations	-	36,094,208	-	36,094,208
U.S. Treasury Obligations	-	65,607,074	-	65,607,074
Short-Term Investments	13,241,950	-	-	13,241,950
Securities Lending Collateral	2,251,174	-	-	2,251,174

Total Investments in Securities - Assets	$253,050,788	$224,729,421	$-	$477,780,209

Financial Derivative Instruments - Liabilities
Futures Contracts	$(254,418)	$-	$-	$(254,418)

Total Financial Derivative Instruments - Liabilities	$(254,418)	$-	$-	$(254,418)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2022

Assets:
Investments in unaffiliated securities, at fair value†§	$462,287,085
Investments in affiliated securities, at fair value‡	15,493,124
Foreign currency, at fair value^	31,034
Cash	4,900
Cash collateral held at broker for futures contracts	463,000
Dividends and interest receivable	1,127,842
Deposits with broker for futures contracts	198,171
Receivable for investments sold	1,347,415
Receivable for fund shares sold	345,176
Receivable for tax reclaims	170,738
Prepaid expenses	453

Total assets	481,468,938

Liabilities:
Payable for investments purchased	2,937,372
Management and sub-advisory fees payable (Note 2)	427,680
Transfer agent fees payable (Note 2)	4,206
Payable upon return of securities loaned (Note 9)§	2,251,174
Custody and fund accounting fees payable	32,155
Professional fees payable	96,145
Trustee fees payable (Note 2)	1,189
Payable for prospectus and shareholder reports	7,629
Payable for variation margin from open futures contracts (Note 5)	254,267
Other liabilities	2,394

Total liabilities	6,014,211

Net assets	$475,454,727

Analysis of net assets:
Paid-in-capital	$453,461,977
Total distributable earnings (deficits)A	21,992,750

Net assets	$475,454,727

Shares outstanding at no par value (unlimited shares authorized)	46,120,630
Net assets	$475,454,727
Net asset value, offering and redemption price per share	$10.31

† Cost of investments in unaffiliated securities	$457,168,656
‡ Cost of investments in affiliated securities	$15,493,124
§ Fair value of securities on loan	$5,377,770
^ Cost of foreign currency	$33,449

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the period ended October 31, 2022

Diversified Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$6,355,645
Dividend income from affiliated securities (Note 2)	104,872
Interest income	3,626,303
Income derived from securities lending (Note 9)	37,997
Other income	197

Total investment income	10,125,014

Expenses:
Management and sub-advisory fees (Note 2)	1,752,255
Transfer agent fees	17,430
Custody and fund accounting fees	135,196
Professional fees	172,157
Registration fees and expenses	254
Prospectus and shareholder report expenses	25,787
Trustee fees (Note 2)	23,196
Loan expense (Note 10)	1,969
Other expenses	28,815

Total expenses	2,157,059

Net investment income	7,967,955

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	15,732,836
Foreign currency transactions	(67,553)
Futures contracts	(1,348,494)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(108,561,987)
Foreign currency transactions	(27,547)
Futures contracts	(459,923)

Net (loss) from investments	(94,732,668)

Net (decrease) in net assets resulting from operations	$(86,764,713)

† Foreign taxes	$253,405

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$7,967,955	$7,012,949
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts and futures contracts	14,316,789	41,953,964
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(109,049,457)	93,770,265

Net increase (decrease) in net assets resulting from operations	(86,764,713)	142,737,178

Distributions to shareholders:
Total retained earnings	(48,775,054)	(18,943,218)

Net distributions to shareholders	(48,775,054)	(18,943,218)

Capital share transactions (Note 11):
Proceeds from sales of shares	9,861,198	4,461,632
Reinvestment of dividends and distributions	48,775,053	18,943,218
Cost of shares redeemed	(37,509,832)	(44,017,184)

Net increase (decrease) in net assets from capital share transactions	21,126,419	(20,612,334)

Net increase (decrease) in net assets	(114,413,348)	103,181,626

Net assets:
Beginning of year	589,868,075	486,686,449

End of year	$475,454,727	$589,868,075

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”) is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2022, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. Management has evaluated the implications of these changes and has determined that there is no impact to the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives the fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Tax reclaim accruals are automatically generated on accounting and custody systems at the time of the income event based on the tax databases maintained by the Fund’s custodian. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

Central Securities Depositories Regulation (“CSDR”)

Effective February 1, 2022, the CSDR introduced new measures for the authorization and supervision of European Union Central Security Depositories and sets out to create a common set of prudential, organizational, and conduct of business standards at a European level. CSDR is designed to support securities settlement and operational aspects of securities settlement, including the provision of shorter settlement periods; mandatory buy-ins; and cash penalties, to prevent and address settlement fails. CSDR measures are aimed to prevent settlement fails by ensuring that all transaction details are provided to facilitate settlement, as well as further incentivizing timely settlement by imposing cash penalty fines and buy-ins. The Fund may be subject to pay cash penalties and may also receive cash penalties with certain counterparties in instances where there are settlement fails. At this time, management believes the adoption of CSDR will not have a material impact to the financial statements.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management, LLC; and WCM Investment Management, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$535,033
Sub-Advisor Fees	0.23%	1,217,222

Total	0.33%	$1,752,255

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended October 31, 2022, the Manager received securities lending fees of $2,849 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with an October 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	October 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	October 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Diversified	$13,241,950	$-	$-	$104,872	$13,241,950
U.S. Government Money Market Select	Securities Lending	Diversified	2,251,174	-	-	-	2,251,174

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Diversified	$13,242	$2,015	$15,257

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund.

When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2022, the Fund did not utilize the credit facility.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2022, based on management’s evaluation of the shareholder account base, 3 accounts have been identified as representing an unaffiliated significant ownership of approximately 90% of the Fund’s outstanding shares.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2022 are disclosed in the Notes to the Schedule of Investments.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, the Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Fund invests in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2022, the Fund did not have any outstanding forward foreign currency contracts.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended October 31, 2022, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2022
Diversified	69

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$254,418	$254,418

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(1,348,494)	$(1,348,494)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(459,923)	$(459,923)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2022.

Offsetting of Financial and Derivative Assets as of October 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$-	$254,418

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$254,418

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(254,418)

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,251,174	$-	$-	$-	$2,251,174

Total Borrowings	$2,251,174	$-	$-	$-	$2,251,174

Gross amount of recognized liabilities for securities lending transactions					$2,251,174

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, the Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and may make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in high yield investments that are considered speculative in nature, this risk may be substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund’s securities, could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling foreign currency futures contracts and forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Interest rates are currently at or near historic lows, and some investments may have negative interest rates. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

LIBOR Risk

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are influenced by the factors affecting the mortgages underlying the securities or the housing market. Investments in mortgage-backed and mortgage-related securities also are subject to market risks for fixed-income securities, which include, but are not limited to, credit risk, interest rate risk, prepayment risk, extension risk, callable securities risk, and valuation risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. These securities are also subject to the risk of default on the underlying mortgages, particularly during periods of market downturn, and an unexpectedly high rate of defaults on the underlying assets will adversely affect the security’s value.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. During periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed-income securities on a large scale. Heavy redemptions could hurt the Fund’s performance.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund held securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, SOFR, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended October 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Distributions paid from:
Ordinary income*	$17,163,388	$9,124,506
Long-term capital gains	31,611,666	9,818,712

Total distributions paid	$48,775,054	$18,943,218

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of October 31, 2022, the tax cost for the Fund and its respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$475,548,808	$55,908,609	$(53,702,720)	$2,205,889

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Diversified	$2,205,889	$6,692,250	$13,094,609	$-	$2	$21,992,750

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, book amortization of premiums, the realization for tax purposes of unrealized gains from passive foreign investment companies, and reclassifications of income from investments in real estate investment securities.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. The Fund had no permanent differences as of October 31, 2022.

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of October 31, 2022, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$137,418,060	$145,914,095	$157,245,217	$68,929,582

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2022 were as follows:

Fund	Type of Transaction	October 31, 2021 Shares/Fair Value	Purchases	Sales	October 31, 2022 Shares/Fair Value
Diversified	Direct	$14,664,182	$159,890,623	$161,312,855	$13,241,950
Diversified	Securities Lending	1,884,242	34,619,490	34,252,558	2,251,174

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$5,377,770	$2,251,174	$3,335,871	$5,587,045

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2022

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2022, the Fund did not utilize these facilities.

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund Shares:

	Year Ended October 31,
	2022		2021
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	853,506	$9,861,198	347,842	$4,461,632
Reinvestment of dividends	4,044,366	48,775,053	1,650,106	18,943,218
Shares redeemed	(3,291,871)	(37,509,832)	(3,564,173)	(44,017,184)

Net increase (decrease) in shares outstanding	1,606,001	$21,126,419	(1,566,225)	$(20,612,334)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended October 31,
	2022	2021	2020A	2019	2018

Net asset value, beginning of period	$13.25	$10.56	$10.88	$10.49	$10.90

Income from investment operations:
Net investment income	0.18	0.16	0.20	0.28	0.24
Net gains (losses) on investments (both realized and unrealized)	(2.01)	2.95	(0.08)	0.74	(0.40)

Total income (loss) from investment operations	(1.83)	3.11	0.12	1.02	(0.16)

Less distributions:
Dividends from net investment income	(0.17)	(0.19)	(0.28)	(0.25)	(0.16)
Distributions from net realized gains	(0.94)	(0.23)	(0.16)	(0.38)	(0.09)

Total distributions	(1.11)	(0.42)	(0.44)	(0.63)	(0.25)

Net asset value, end of period	$10.31	$13.25	$10.56	$10.88	$10.49

Total returnB	(15.05)%	30.04%	1.04%	10.77%	(1.56)%

Ratios and supplemental data:
Net assets, end of period	$475,454,727	$589,868,075	$486,686,449	$539,832,159	$562,834,660
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.41%	0.39%	0.40%	0.37%	0.35%
Expenses, net of reimbursements and/or recoupments	0.41%	0.39%	0.40%	0.37%	0.35%
Net investment income, before expense reimbursements and/or recoupments	1.50%	1.23%	1.82%	2.50%	2.11%
Net investment income, net of reimbursements and/or recoupments	1.50%	1.23%	1.82%	2.50%	2.11%
Portfolio turnover rate	47%	41%	74%	76%	29%

A	On March 9, 2020, Templeton Investment Counsel, LLC, was terminated and ceased managing assets of the Fund. On March 10, 2020, WCM Investment Management LLC began managing assets of the Fund.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2022 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Diversified	19.80%

Qualified Dividend Income:

Diversified	34.92%

Long-Term Capital Gain Distributions:

Diversified	$31,611,666

Short-Term Capital Gain Distributions:

Diversified	$9,765,070

Shareholders will receive notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Lazard Asset Management LLC (“Lazard”) and WCM Asset Management (“WCM”) (each, a “sub-advisor” and collectively, the “sub-advisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisors for the Fund; (3) the profits earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels. The Board also considered the Manager’s representation that the advisory, administrative and related services provided to the Fund are consistent with the services provided to the series of the American Beacon Funds (“American Beacon Funds”), except that, since the Fund has only one share class and the Fund’s shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder, the Manager does not provide to the Fund certain services that it provides to the American Beacon Funds, such as services related to the American Beacon Funds’ multiple class structure.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of each sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by each sub-advisor; the financial stability of each sub-advisor; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance its portion of the Fund relative to the performance of comparable investment accounts or a composite of comparable investment accounts managed by the sub-advisor. The Board also considered the comparative performance information provided by each sub-advisor relative to the Fund’s benchmark index and/or an alternate benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Profits Realized by the Manager from its Relationship with the Fund. In analyzing the profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

expenses by the Manager with respect to the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisors that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each sub-advisor, the Manager has negotiated breakpoints for the sub-advisory fee rate schedule. The Board also noted that, for purposes of determining the fee rates chargeable to the Fund, certain sub-advisors have agreed to take into account other clients of the Manager whose assets are allocated to the sub-advisors by the Manager for purposes of calculating the Fund’s sub-advisory fee rate breakpoints.

Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisors’ investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that each sub-advisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of individual firms was calculated by the Manager based on information provided by the Fund’s custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	1	st Quintile

Broadridge Performance Analysis (three-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	2	nd Quintile

In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis, Aristotle, Lazard and WCM, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2021)

Aristotle – U.S. Equity*	3 Years	1	st Quintile
Barrow – U.S. Equity*	3 Years	3	rd Quintile
Hotchkis – U.S. Equity*	3 Years	1	st Quintile
Barrow – Fixed Income**	3 Years	2	nd Quintile
Brandywine – Fixed Income**	3 Years	1	st Quintile
Lazard – Non-U.S. Equity***	3 Years	1	st Quintile
WCM – Non-U.S. Equity***	1 Year	1	st Quintile
* Aristotle, Barrow, & Hotchkis - U.S. Equity return compared to the Broadridge large cap value Performance Universe
** Barrow & Brandywine - Fixed Income return compared to Broadridge core bond Performance Universe
*** Lazard & WCM - Non-U.S. Equity return compared to Broadridge international large-cap value Performance Universe

Disclosure Regarding Approval of the Management and Investment

Advisory Agreements (Unaudited)

The Board also considered: (1) the Fund is a customized financial product that is offered to a single client; (2) the Fund is not registered for public offering under the Securities Act of 1933; and (3) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (52)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (61)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair(2019-Present), Vice Chair(2018), Trustee(2017-Present), American Beacon Institutional Funds Trust; Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Sound Point Enhanced Income Fund (2018-2021); Chair(2019-2021), Vice Chair(2018), Trustee(2018-2021), American Beacon Apollo Total Return Fund (2018-2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital Inc. (2021-Present); Partner, KPMG LLP (1990 - 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Douglas A. Lindgren (60)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-2021); Trustee, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2018-2021), American Beacon Apollo Total Return Fund.

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021- Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Gregory J. Stumm (41)	VP since 2022	Senior Vice President (2022-Present), American Beacon Advisors, Inc.; Senior Vice President (2022-Present), Resolute Investment Managers, Inc.; Director and Senior Vice President (2022-Present), Resolute Investment Distributors, Inc.; Senior Vice President (2022-Present), Resolute Investment Services, Inc.; Vice President (2022-Present), American Beacon Select Funds; Vice President (2022-Present), American Beacon Institutional Funds Trust.

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director(2014-Present), Vice President(2022-Present) and Treasurer(2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President(2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021-Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (58)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (65)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (52)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (47)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (55)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-2022), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (37)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022-Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

October 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Institutional Funds Trust or American Beacon Diversified Fund P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Private Placement Memorandum.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/22

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)
Audit Fees	Fiscal Year Ended
$46,089	10/31/2021
$48,766	10/31/2022

(b)
Audit Related Fees	Fiscal Year Ended
$0	10/31/2021
$0	10/31/2022

(c)
Tax Fees (1)	Fiscal Year Ended
$18,065	10/31/2021
$22,445	10/31/2022

(d)
All Other Fees	Fiscal Year Ended
$0	10/31/2021
$0	10/31/2022

(1) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$18,065	$142,936	N/A	10/31/2021
$22,445	$149,467	N/A	10/31/2022

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Filed herewith as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)(i)	Change of Independent Registered Public Accounting Firm

(a)(4)(ii)	Letter From Former Accountant

(b)	The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Institutional Funds Trust

By	/s/ Jeffrey Ringdahl
Jeffrey Ringdahl
President
American Beacon Institutional Funds Trust
Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeffrey Ringdahl
Jeffrey Ringdahl
President
American Beacon Institutional Funds Trust
Date: January 9, 2023

By	/s/ Sonia L. Bates
Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Institutional Funds Trust
Date: January 9, 2023